Common Stock                   AUTO-BY-TEL
             Incorporated Under the Laws of the State of Delaware

                                                SEE REVERSE FOR CERTAIN
                                                DEFINITIONS AND A STATEMENT AS
                                                TO THE RIGHTS, PREFERENCES,
                                                PRIVILEGES AND RESTRICTIONS ON
                                                SHARES
                                                CUSIP 052697 10 9

     THIS CERTIFIES THAT



     IS THE RECORD HOLDER OF

           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK,
                        $0.001 PAR VALUE PER SHARE, OF

                            AUTO-BY-TEL CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:                             (Seal)

/s/ Mark W. Lorimer                          /s/ Peter R. Ellis
--------------------------------             -----------------------------------
                  Secretary                                          President

     A STATEMENT OF THE RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS GRANTED TO OR IMPOSED UPON THE RESPECTIVE CLASSES OR SERIES OF SHARES OF STOCK OF THE CORPORATION, AND UPON THE HOLDERS THEREOF AS ESTABLISHED BY THE CERTIFICATE OF INCORPORATION OR BY ANY CERTIFICATE OF DETERMINATION OF PREFERENCE, AND THE NUMBER OF SHARES CONSTITUTING EACH SERIES OR CLASS AND THE DESIGNATIONS THEREOF, MAY BE OBTAINED BY ANY STOCKHOLDER OF THE CORPORATION UPON REQUEST AND WITHOUT CHARGE FROM THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL OFFICE OF THE CORPORATION.

     THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

TEN COM  -  as tenants in common               UNIF GIFT MIN ACT - __________ Custodian _____________
                                                                     (Cust.)                (Minor)

TEN ENT  -  as tenants by the entireties           under Uniform Gifts to Minors Act ________________
                                                                                         (State)

JT TEN  -  as joint tenants with right of      UNIF GIFT MIN ACT - ______ Custodian (until age _________)
           survivorship and not as tenants in                                                   (Cust.)
           common
                                                   _________ under Uniform Transfers to Minor Act _________
                                                    (Minor)                                        (State)


    ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.

      FOR VALUE RECEIVED, _______________________________ HEREBY SELL(S),
ASSIGN(S) AND TRANSFER(S) UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
_________________

_________________

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: _______________________________

                                                x ______________________________

                                                x ______________________________
                                                NOTICE:  THE SIGNATURE(S) TO
                                                THIS ASSIGNMENT MUST CORRESPOND
                                                WITH THE NAME(S) AS WRITTEN UPON
                                                THE FACE OF THE CERTIFICATE IN
                                                EVERY PARTICULAR, WITHOUT
                                                ALTERATION OR ENLARGEMENT OR ANY
                                                CHANGE WHATEVER.

Signature(s) Guaranteed


By: __________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.